Exhibit 10.1

AMENDMENT TO RESTRICTED STOCK SUBSCRIPTION AGREEMENTS

Amendment (the “Amendment”) dated as of December 31, 2014 to the Restricted Stock Subscription Agreements (the “Agreements”) dated May 16, 2012, December 28, 2012 and December 30, 2013, by and between TG Therapeutics, Inc. (the “Company” or “TG”) and Michael S. Weiss (“Weiss”). All capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreements.

WHEREAS, Weiss was granted restricted shares of TG common stock, $0.001 par value pursuant to the Agreements, and such shares (the “Shares”) are set to vest upon varying milestones;

WHEREAS, the Board deems it to be fair to and in the best interests of Company to authorize and amend the vesting schedules in the Agreements; and

WHEREAS, the Company and Weiss have agreed to amend the Agreements;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the Amendment is hereby approved and the parties agree to amend the Agreements as set forth below:

1.	Amendments.

The vesting schedules in each of the Agreements with regard to the Shares shall be amended as set forth in Schedule A hereto.

2.	Effect on the Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Agreements to “this Agreement” “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Agreements as amended hereby.

(b) Except as expressly amended, the Agreements and all other documents and agreements executed and/or delivered in connection therewith, shall remain in full force and effect.

3.	Governing Law.

This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

4.	Counterparts.

This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, TG Therapeutics, Inc. and Michael S. Weiss have executed this Amendment to the Restricted Stock Agreements as of the date first written above.

TG THERAPEUTICS, INC.

By:	/s/ Sean A. Power
Name:	Sean A. Power
Title:	Chief Financial Officer

By:	/s/ Michael S. Weiss
Name:	Michael S. Weiss

Schedule A

Date of Restricted Stock Agreement	Original Vesting Terms	Updated Vesting Terms	Number of Shares
5/16/12	May 16, 2015	September 15, 2017	250,000
5/16/12	May 16, 2016	June 15, 2018	250,000
5/16/12	May 16, 2017	March 15, 2019	250,000
5/16/12*	The later to occur of: (a) the first date that the Company achieves a Market Capitalization (as defined herein) target of $400 million and (b) January 1, 2016.	The later to occur of: (a) the first date that the Company achieves a Market Capitalization (as defined herein) target of $400 million and (b) December 15, 2018.	375,000
12/28/12	January 1, 2015	March 15, 2017	200,000
12/28/12	The later to occur of: (a) the first date that the Company achieves a Market Capitalization (as defined herein) target of $100 million greater than the Market Capitalization on the date of grant and (b) March 31, 2015	The later to occur of: (a) the first date that the Company achieves a Market Capitalization (as defined herein) target of $100 million greater than the Market Capitalization on the date of grant and (b) June 15, 2017	100,000
12/28/12	The later to occur of: (a) the first date that the Company achieves a Market Capitalization (as defined herein) target of $200 million greater than the Market Capitalization on the date of grant and (b) June 30, 2015	The later to occur of: (a) the first date that the Company achieves a Market Capitalization (as defined herein) target of $200 million greater than the Market Capitalization on the date of grant and (b) June 15, 2017	100,000
12/28/12	January 1, 2015	March 15, 2017	86,743
12/30/13	January 1, 2016	March 15, 2018	245,960
12/30/13	The later to occur of: (a) the first date that the Company achieves a Market Capitalization (as defined herein) target of $100 million greater than the Market Capitalization on the date of grant and (b) June 30, 2016	The later to occur of: (a) the first date that the Company achieves a Market Capitalization (as defined herein) target of $100 million greater than the Market Capitalization on the date of grant and (b) September 15, 2018	245,960

* Agreement previously amended in June 2014